UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2024

 SANGAMO THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30171	68-0359556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)
501 Canal Blvd., Richmond, California 94084
(Address of principal executive offices) (Zip Code)
(510) 970-6000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SGMO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 4, 2024, at the annual meeting of stockholders (the “Annual Meeting”) of Sangamo Therapeutics, Inc. (the “Company”), the Company’s stockholders approved the amendment and restatement of the Sangamo Therapeutics, Inc. 2018 Equity Incentive Plan (the “2018 Plan”) to, among other things, (i) increase the aggregate number of shares of common stock that may be issued under the 2018 Plan by 11,000,000 shares, (ii) increase the aggregate maximum number of shares of common stock that may be issued pursuant to the exercise of incentive stock options under the 2018 Plan by 22,000,000 shares (for a total of 95,200,000 shares), and (iii) increase the number of shares of common stock that are subject to certain awards granted pursuant to the automatic grant program for the Company’s our non-employee directors under the 2018 Plan (as amended, the “Amended 2018 Plan”).
The Amended 2018 Plan previously had been approved, subject to stockholder approval, by the Compensation Committee and the Board of Directors (the “Board”). The Amended 2018 Plan became effective immediately upon stockholder approval at the Annual Meeting.
The terms of the Amended 2018 Plan provide for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, other stock awards, and performance stock awards that may be settled in cash, stock, or other property.
More detailed summaries of the material features of the Amended 2018 Plan, including the terms of stock option and restricted stock unit grants thereunder, are set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 19, 2024 (the “Proxy Statement”). Those summaries and the foregoing descriptions are qualified in their entirety by reference to the full text of the Amended 2018 Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 4, 2024, the Company filed with the Secretary of State of the State of Delaware an amendment to the Company’s Restated Certificate of Incorporation to increase the total number of authorized shares of common stock from 640,000,000 shares to 960,000,000 shares (the “Common Increase Amendment”). The Common Increase Amendment became effective upon filing. A detailed discussion of the Common Increase Amendment is set forth in the Proxy Statement, and the votes with respect to the proposal to approve the Common Increase Amendment at the Annual Meeting are set forth in Item 5.07 below. This summary and the foregoing description is qualified in its entirety by reference to the full text of the Common Increase Amendment, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the following proposals were voted upon by the Company’s stockholders: (i) the election of the nine nominees for director listed in the Proxy Statement to serve on the Board until the next annual meeting of stockholders to be held in 2025 or until their successors are duly elected and qualified; (ii) the approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement; (iii) the approval of the Amended 2018 Plan; (iv) the approval of the Common Increase Amendment; and (v) the ratification of the appointment by the Audit Committee of the Board of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The following sets forth the votes cast with respect to each matter, the number of abstentions with respect to each matter, and if applicable, the number of broker non-votes with respect to each matter.

Proposal 1: Election of Directors:
Each of the nominees for director listed in the Proxy Statement was elected by the votes set forth below:

Name of Director	For	Against	Abstain	Broker Non-Votes
Courtney Beers, PhD.	104,443,777	11,180,653	1,666,912	38,717,741
Robert F. Carey	109,721,890	5,869,313	1,700,139	38,717,741
Kenneth J. Hillan, M.B.	104,440,267	11,196,089	1,654,986	38,717,741
Margaret A. Horn, J.D.	108,722,555	6,881,692	1,687,095	38,717,741
Alexander D. Macrae, M.B., Ch.B., Ph.D.	102,677,999	13,424,026	1,189,317	38,717,741
John H. Markels, Ph.D.	102,086,569	13,568,224	1,636,549	38,717,741
James R. Meyers	103,985,480	11,583,362	1,722,500	38,717,741
H. Stewart Parker	91,662,087	23,918,287	1,710,968	38,717,741
Karen L. Smith, M.D., Ph.D., M.B.A., L.L.M.	104,262,373	11,342,802	1,686,167	38,717,741
Proposal 2: Approval, on an Advisory Basis, of the Compensation of the Named Executive Officers as Disclosed in the Proxy Statement:

For	Against	Abstain	Broker Non-Votes
101,303,168	15,057,209	930,965	38,717,741
Proposal 3: Approval of the Amended 2018 Plan:

For	Against	Abstain	Broker Non-Votes
107,523,557	8,902,456	865,329	38,717,741
Proposal 4: Approval of Amendment to Restated Certificate to Increase Authorized Number of Shares of Common Stock:

For	Against	Abstain
107,950,334	8,623,071	717,937
Proposal 5: Ratification of Appointment of Independent Registered Public Accounting Firm:

For	Against	Abstain
151,112,572	4,145,949	750,562
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of the Restated Certificate of Incorporation of Sangamo Therapeutics, Inc.

10.1	Amended and Restated 2018 Equity Incentive Plan of Sangamo Therapeutics, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANGAMO THERAPEUTICS, INC.

Dated: June 5, 2024	By:	/s/ SCOTT B. WILLOUGHBY
	Name:	Scott B. Willoughby
	Title:	Senior Vice President, General Counsel and Corporate Secretary